UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05459
                                  ----------

                          TEMPLETON GLOBAL INCOME FUND
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ----------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                            --------------

Date of fiscal year end: 8/31
                         -----

Date of reporting period:  2/29/08
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                     FEBRUARY 29, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      SEMIANNUAL REPORT                                INCOME
--------------------------------------------------------------------------------

                  TEMPLETON
             GLOBAL INCOME FUND
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SEMIANNUAL REPORT

Templeton Global Income Fund ..............................................    1

Performance Summary .......................................................    7

Important Notice to Shareholders ..........................................    8

Financial Highlights and Statement of Investments .........................    9

Financial Statements ......................................................   15

Notes to Financial Statements .............................................   18

Annual Meeting of Shareholders ............................................   29

Dividend Reinvestment and Cash Purchase Plan ..............................   30

Shareholder Information ...................................................   32

--------------------------------------------------------------------------------

Semiannual Report

Templeton Global Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Templeton Global Income Fund seeks high, current income, with a secondary goal of capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income-producing securities, including debt securities of U.S. and foreign issuers, including emerging markets.

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 2/29/08

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Government Bonds .......................................................   90.8%
Short-Term Investments & Other Net Assets ..............................    9.2%

--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you Templeton Global Income Fund's semiannual report for the period ended February 29, 2008.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.


                                                               Annual Report | 1

--------------------------------------------------------------------------------
WHAT IS A CURRENT ACCOUNT?
--------------------------------------------------------------------------------
A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT IS BALANCE OF PAYMENTS?
--------------------------------------------------------------------------------
Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the six months under review, Templeton Global Income Fund posted cumulative total returns of +15.24% based on market price and +14.11% based on net asset value. The Fund outperformed the J.P. Morgan (JPM) Global Government Bond Index
(GGBI), which posted cumulative total returns of +4.67% in local currency terms and +12.86% in U.S. dollar terms for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary on page 7.

ECONOMIC AND MARKET OVERVIEW

The six-month period was marked by rising delinquencies in U.S. subprime mortgages, broader global credit deleveraging and the resulting fallout on the global economy and financial markets. In an environment of heightened uncertainty, equity and credit markets broadly came under pressure while developed bond markets benefited from flight to quality. Additionally, the U.S. dollar depreciated further while commodity prices continued to rise.

The U.S. Federal Reserve Board (Fed) aggressively cut interest rates over the past six months to mitigate the credit shock and housing market slump's negative effects. The Fed cut the federal funds target rate 225 basis points (bps) from 5.25% to 3.00% by period-end. U.S. economic growth slowed to an annualized 0.6% in fourth quarter 2007, accompanied by significant declines in consumer confidence as housing prices contracted and the labor market began shedding jobs. While slower domestic demand growth relieved pressure on the widening U.S. current account deficit, the deficit's magnitude remained difficult to finance through capital inflows amid slower growth prospects and lower short-term interest rates, adding to depreciation pressure on the U.S. dollar.

The euro hit a record high against the U.S. dollar, reaching $1.52 per euro, due to relative growth and interest rates. 2 The European Central Bank (ECB) provided increased liquidity to the European banking system to help alleviate the global credit crunch's impact. As a result, the ECB focused on inflation risks and left interest rates unchanged at 4.00% over the period. Higher energy and food prices pushed consumer price growth to 3.2% in January 2008, above the ECB's 2.0% inflation target. 3 Economic growth across Europe moderated due to the effects of previous interest rate hikes and slower growth among key

1. Source: J.P. Morgan. The JPM GGBI tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Exshare (via Compustat via Factset).

3. Source: Eurostat.


2 | Semiannual Report
trading partners. Additionally, eurozone economic growth moderated to 2.2% in fourth quarter 2007 year-over-year as higher inflation eroded consumers' purchasing power and consumption dropped for the first time in six years. 4 Non-euro Europe's economic growth remained mostly stronger than in euro economies resulting from stronger investment growth and tighter labor markets. For example, Norway's, Poland's and Sweden's economies grew 6.3%, 6.1% and 2.8%, respectively, in fourth quarter 2007 year-over-year. 5 Rising wage and cost pressures prompted these economies' central banks to continue hiking interest rates despite the global credit crisis.

China remained an important contributor to Asia's continued robust growth. Gross domestic product (GDP) grew 11.2% in fourth quarter 2007 year-over-year. Economic growth remained reasonably strong in other countries, rising 7.3% in Malaysia, 5.5% in South Korea and 5.4% in Singapore, over the same period. 6 Chinese monetary authorities continued to tighten credit conditions through various channels including increasing interest rates 45 bps over the period. However, inflation pressures picked up, primarily reflecting higher global commodity prices, and China's consumer price inflation jumped to 8.7% year-over-year in February 2008. 7 Asia continued to generate large current account surpluses and accumulate foreign exchange reserves. With increased risk aversion and volatile equity performance, sovereign wealth funds helped provide stability to U.S. and European financial systems through bank recapitalization.

INVESTMENT STRATEGY

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risks.

MANAGER'S DISCUSSION

The Fund's total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 2/29/08

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Asia Pacific ...........................................................   31.6%
Americas ...............................................................   24.2%
Other Europe ...........................................................   16.5%
EMU Members* ...........................................................   12.9%
Supranationals** .......................................................    7.7%
Middle East & Africa ...................................................    5.9%
Other Assets, less Liabilities .........................................    1.2%

*The Fund's EMU investments were in Germany, France and Austria.

**The Fund's supranational investments were denominated in the Japanese yen, Mexican peso, New Zealand dollar and Polish zloty.

4. Source: www.retnews.com, "Euro Zone Q4 Economic Growth Slows on Spending Decline," 3/4/08.

5. Source: Statistics Norway; Statistics Sweden.

6. Source: Bank of Korea; Singapore Department of Statistics.

7. Source: National Bureau of Statistics.


                                                           Semiannual Report | 3

--------------------------------------------------------------------------------
WHAT IS DURATION?
--------------------------------------------------------------------------------
Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

--------------------------------------------------------------------------------
WHAT IS A CARRY TRADE?
--------------------------------------------------------------------------------
Carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate. A trader using this strategy attempts to capture the difference between the rates.
--------------------------------------------------------------------------------

INTEREST RATE STRATEGY

Banking sector tensions and flight to quality drove treasury yields lower in developed bond markets during the six months under review while financial market contagion pushed yields higher in some emerging bond markets. While economic activity remained reasonably positive outside the U.S., we extended duration in countries where we believed the market was too optimistic in its expectations for the economy to fully decouple from global credit market events or the U.S. economic slowdown. Two examples are Mexico and South Korea. As a U.S. neighbor, the Mexican economy has strong economic links to the U.S. economy given the mobility of goods, labor and capital flows. Mexico's long-term bond yields fell 31 bps while its bond market returned +5.55% in local currency terms as measured by the J.P. Morgan (JPM) Global Bond Index (GBI) Broad. 8 In South Korea, the central bank has increased interest rates a cumulative 100 basis points over the past two years, and the market has been pricing in a continuation of this tightening cycle. However, in our view, the combination of strong trade links to the U.S. and moderating domestic growth could lead to a South Korean economic slowdown. Therefore, we viewed South Korean interest rates as attractive and added exposure. We believe our South Korean position could also benefit from potential cyclical undercurrents in China following policy tightening amid global recoupling and the risk of asset price corrections. South Korean long-term bond yields fell 34 bps during the period and the bond market returned +4.26% in local currency terms according to the JPM GBI Broad. 8 Fund positioning with respect to interest rates and duration broadly detracted from Fund returns over the period largely due to our underweighted position in developed markets at the onset of the global credit shock. We continued to avoid markets where we believed valuations were stretched such as in the U.S. However, this worked against the Fund's relative performance as the U.S. Treasury market returned +8.39% as measured by the Citigroup World Government Bond Index (WGBI) in local currency terms. 9

CURRENCY STRATEGY

The U.S. dollar fell 8.42% against its major trading partners during the six-month period as the U.S. failed to attract sufficient capital flows to finance its 5.1% of GDP current account deficit. 10 The Fund benefited from its long-held pessimistic view on the U.S. dollar. Reflecting our increasingly cautious outlook

8. Source: J.P. Morgan. The JPM GBI Broad is a combination of the GBI Global and selected other countries, launched in 1997 to increase country and return diversification in international fixed income markets. Local bond market returns are based on country subindexes of the JPM GBI Broad.

9. Source: Citigroup. The Citigroup WGBI is market capitalization weighted and tracks total returns of government bonds in 23 developed countries globally.

10. Source: Federal Reserve H10 Report; U.S. Department of Commerce, Bureau of Economic Analysis.


4 | Semiannual Report
on global and financial markets, we increased exposure to currencies with large current account surpluses that were previously used to fund the carry trade, such as the Japanese yen or Swiss franc. These currencies benefited from rising volatility in global markets. The Japanese yen rose 11.34% against the U.S. dollar and the Swiss franc 15.76%, benefiting the Fund's relative performance. 2 Additionally, key currency positions generated strong positive gains against the U.S. dollar, including the Polish zloty, Brazilian real, Swedish krona and Malaysian ringgit, which rose 21.17%, 16.36%, 11.64% and 9.61%, respectively. 2

We continued to see greater value in non-euro currencies than the euro, and these currencies' gains helped offset the relative impact of being underweighted in the euro, compared with the benchmark, at a time when the euro hit record highs against the U.S. dollar. During the period, the euro rose 11.36% against the U.S. dollar. 2 Near the end of the reporting period, we used this euro strength to hedge a portion of the implicit euro currency risk in the portfolio's non-euro European positions. Since the beginning of 2002, the euro has appreciated against the U.S. dollar from a rate of $0.89 per euro to $1.52 by the end of February 2008, or a cumulative 71% increase. 2 Rising global demand and a strong profit environment over that period has helped the eurozone cope with a stronger currency. However, we believed the euro may become vulnerable to a more challenging global growth environment given the extent of what we assessed as euro overvaluation. We continued to believe the U.S. dollar is still undergoing a multi-year weak currency cycle as global imbalances unwind. However, we found more value in Asian currencies relative to the U.S. dollar given the magnitude of the regional imbalances, as reflected by a large current account deficit in the U.S. and large current surpluses in Asia.

GLOBAL SOVEREIGN DEBT STRATEGY

The Fund also invested in investment-grade and subinvestment-grade sovereign debt. As an asset class, these investments typically compensate for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury yield curves. U.S. dollar-denominated emerging market debt generated a six-month return of +5.51% as measured by the JPM Emerging Markets Bond Index Global (EMBIG). 11 Sovereign interest rate spreads rose from 235 bps at the beginning of the reporting period to 306 bps by period-end, as emerging market credit yields fell less than U.S. Treasury yields because of Fed rate cuts. The Fund had limited exposure to U.S. dollar-denominated emerging market debt given valuations, but we noted that credit fundamentals have improved over the past few years as shown by reserve accumulation, more supportive economic policies and improved debt ratios.

--------------------------------------------------------------------------------
CURRENCY BREAKDOWN
2/29/08

                                                                     % OF TOTAL
                                                                     NET ASSETS
--------------------------------------------------------------------------------
ASIA PACIFIC                                                              65.6%
Japanese Yen                                                              32.6%
Malaysian Ringgit                                                         12.1%
Indonesian Rupiah                                                          6.0%
Kazakhstani Tenge                                                          4.7%
Indian Rupee                                                               3.9%
Australian Dollar                                                          3.2%
South Korean Won                                                           1.9%
Singapore Dollar                                                           1.7%
New Zealand Dollar*                                                       -0.5%
--------------------------------------------------------------------------------
EUROPE                                                                     5.2%
Swiss Franc                                                               12.6%
Swedish Krona                                                             12.5%
Polish Zloty                                                               7.4%
Norwegian Krone                                                            6.9%
Czech Koruna                                                               1.3%
Romanian Leu-New*                                                         -4.0%
Euro*                                                                    -31.5%
--------------------------------------------------------------------------------
AMERICAS                                                                  24.4%
U.S. Dollar                                                                9.0%
Brazilian Real                                                             7.3%
Peruvian Nuevo Sol                                                         3.3%
Canadian Dollar                                                            2.4%
Chilean Peso                                                               2.3%
Mexican Peso                                                               0.1%
--------------------------------------------------------------------------------
MIDDLE EAST & AFRICA                                                       4.8%
Egyptian Pound                                                             4.8%
--------------------------------------------------------------------------------

*Holding is a negative percentage because of the Fund's holdings of forward currency exchange contracts.

11. Source: J.P. Morgan. The JPM EMBIG tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.


                                                           Semiannual Report | 5

Thank you for your continued participation in Templeton Global Income Fund. We look forward to serving your future investment needs.

Sincerely,

[PHOTO OMITTED]           /s/ Michael Hasenstab

                          Michael Hasenstab, Ph.D.
                          Portfolio Manager
                          Templeton Global Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 29, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Semiannual Report

Performance Summary as of 2/29/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
SYMBOL: GIM                                                CHANGE           2/29/08        8/31/07
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      +$0.39             $9.34          $8.95
---------------------------------------------------------------------------------------------------
Market Price (NYSE)                                        +$0.46             $9.47          $9.01
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/07-2/29/08)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.8188
---------------------------------------------------------------------------------------------------

PERFORMANCE

---------------------------------------------------------------------------------------------------
                                           6-MONTH         1-YEAR            5-YEAR        10-YEAR
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1
---------------------------------------------------------------------------------------------------
   Based on change in NAV 2                +14.11%        +19.20%           +80.60%       +154.35%
---------------------------------------------------------------------------------------------------
   Based on change in market price 3       +15.24%        +15.63%           +86.25%       +195.87%
---------------------------------------------------------------------------------------------------
Average Annual Total Return 1
---------------------------------------------------------------------------------------------------
   Based on change in NAV 2                +14.11%        +19.20%           +12.54%         +9.78%
---------------------------------------------------------------------------------------------------
   Based on change in market price 3       +15.24%        +15.63%           +13.24%        +11.46%
---------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.


                                                           Semiannual Report | 7

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.


8 | Semiannual Report

Templeton Global Income Fund

FINANCIAL HIGHLIGHTS

                                      ----------------------------------------------------------------------------------------------
                                      SIX MONTHS ENDED
                                      FEBRUARY 29, 2008                            YEAR ENDED AUGUST 31,
                                         (UNAUDITED)            2007            2006            2005           2004           2003
                                      ----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)
Net asset value, beginning of
  period ...........................     $     8.95      $      8.93     $      9.02     $      8.77    $      8.18     $     7.29
                                      ----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income a ..........           0.21             0.40            0.37            0.39           0.41           0.41
  Net realized and unrealized gains
  (losses) .........................           1.00             0.52            0.33            0.49           0.72           0.98
                                      ----------------------------------------------------------------------------------------------
Total from investment operations ...           1.21             0.92            0.70            0.88           1.13           1.39
                                      ----------------------------------------------------------------------------------------------
Less distributions from net
  investment income and net realized
  foreign currency gains ...........          (0.82)           (0.90)          (0.79)          (0.63)         (0.54)         (0.50)
                                      ----------------------------------------------------------------------------------------------
Net asset value, end of period .....     $     9.34      $      8.95     $      8.93     $      9.02    $      8.77     $     8.18
                                      ==============================================================================================
Market value, end of period b ......     $     9.47      $      9.01     $      9.15     $      8.85    $      8.56     $     7.95
                                      ==============================================================================================
Total return (based on market value
  per share) c .....................          15.24%            8.63%          13.39%          10.61%         14.69%         15.37%

RATIOS TO AVERAGE NET ASSETS d
Expenses ...........................           0.75% e          0.75% e         0.80% e         0.76% e        0.77% e        0.72%
Net investment income ..............           4.68%            4.45%           4.16%           4.22%          4.66%          5.16%

SUPPLEMENTAL DATA
Net assets, end of period
  (000's) ..........................     $1,222,525      $ 1,170,414     $ 1,161,850     $ 1,172,240    $ 1,136,976     $1,058,791
Portfolio turnover rate ............          43.53%           49.24%          49.20%          41.81%         48.85%         69.77%

a Based on average daily shares outstanding.

b Based on the last sale on NYSE Euronext (formerly the New York Stock
Exchange).

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Benefit of expense reduction rounds to less than 0.01%.


                                                           Semiannual Report |
  The accompanying notes are an integral part of these financial statements. | 9

Templeton Global Income Fund

STATEMENT OF INVESTMENTS, FEBRUARY 29, 2008 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL AMOUNT a          VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 90.8%
    BONDS 90.8%
    ARGENTINA 2.3%
b,c Government of Argentina, FRN, 3.092%, 8/03/12 ...................................          50,200,000          $    27,658,275
                                                                                                                   ---------------
    AUSTRALIA 2.5%
    Queensland Treasury Corp., 6.00%, 7/14/09 .......................................          33,055,000   AUD         30,289,198
                                                                                                                   ---------------
    AUSTRIA 4.7%
  d Oesterreichische Kontrollbank AG, senior bond, 2.75%, 6/14/11 ...................          60,000,000   CHF         58,170,232
                                                                                                                   ---------------
    BRAZIL 7.3%
    Nota Do Tesouro Nacional,
      9.762%, 1/01/12 ...............................................................              39,335 e BRL         21,508,062
      9.762%, 1/01/14 ...............................................................              15,000 e BRL          7,977,999
      9.762%, 1/01/17 ...............................................................              54,900 e BRL         28,205,241
    f Index Linked, 6.00%, 5/15/15 ..................................................               9,400 e BRL          8,873,731
    f Index Linked, 6.00%, 5/15/45 ..................................................              23,625 e BRL         22,310,857
                                                                                                                   ---------------
                                                                                                                        88,875,890
                                                                                                                   ---------------
    CANADA 3.8%
    Province of Alberta, 5.00%, 12/16/08 ............................................          28,040,000   CAD         28,936,382
    Province of Manitoba, 6.375%, 9/01/15 ...........................................          14,800,000   NZD         10,967,394
    Province of Ontario, 6.25%, 6/16/15 .............................................           8,460,000   NZD          6,188,985
                                                                                                                   ---------------
                                                                                                                        46,092,761
                                                                                                                   ---------------
    EGYPT 0.1%
d,g Egypt Treasury Bill, 3/03/09 ....................................................           8,850,000   EGP          1,510,384
                                                                                                                   ---------------
    FRANCE 3.0%
    Government of France, 4.25%, 10/25/17 ...........................................          23,500,000   EUR         36,268,776
                                                                                                                   ---------------
    GERMANY 5.2%
  c KfW Bankengruppe, FRN, 0.658%, 8/08/11 ..........................................       6,600,000,000   JPY         63,564,011
                                                                                                                   ---------------
    INDONESIA 6.0%
    Government of Indonesia,
      14.25%, 6/15/13 ...............................................................      84,050,000,000   IDR         11,089,809
      14.275%, 12/15/13 .............................................................      81,836,000,000   IDR         10,889,818
      9.50%, 6/15/15 ................................................................      33,050,000,000   IDR          3,596,379
      10.75%, 5/15/16 ...............................................................      82,245,000,000   IDR          9,499,486
      11.50%, 9/15/19 ...............................................................      23,000,000,000   IDR          2,711,928
      11.00%, 11/15/20 ..............................................................     318,500,000,000   IDR         35,924,507
                                                                                                                   ---------------
                                                                                                                        73,711,927
                                                                                                                   ---------------
    IRAQ 1.2%
  h Government of Iraq, Reg S, 5.80%, 1/15/28 .......................................          20,050,000               14,636,500
                                                                                                                   ---------------
    MALAYSIA 10.1%
    Government of Malaysia,
      6.45%, 7/01/08 ................................................................          19,510,000   MYR          6,168,052
      3.917%, 9/30/08 ...............................................................             600,000   MYR            188,257
      4.305%, 2/27/09 ...............................................................          75,200,000   MYR         23,752,112


10 | Semiannual Report

Templeton Global Income Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT a            VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MALAYSIA (CONTINUED)
    Government of Malaysia, (continued)
      7.00%, 3/15/09 ................................................................         100,460,000   MYR    $    32,596,605
      6.844%, 10/01/09 ..............................................................           5,900,000   MYR          1,944,629
      3.756%, 4/28/11 ...............................................................         156,755,000   MYR         49,551,264
      3.461%, 7/31/13 ...............................................................           9,100,000   MYR          2,838,633
    d 3.814%, 2/15/17 ...............................................................          19,240,000   MYR          6,083,360
                                                                                                                   ---------------
                                                                                                                       123,122,912
                                                                                                                   ---------------
    MEXICO 4.6%
    Government of Mexico,
      9.00%, 12/20/12 ...............................................................             159,000 i MXN          1,576,672
      8.00%, 12/19/13 ...............................................................             475,500 i MXN          4,550,819
      8.00%, 12/17/15 ...............................................................             305,000 i MXN          2,936,125
      7.25%, 12/15/16 ...............................................................             325,000 i MXN          2,988,236
      10.00%, 12/05/24 ..............................................................           3,837,000 i MXN         44,040,342
                                                                                                                   ---------------
                                                                                                                        56,092,194
                                                                                                                   ---------------
    NEW ZEALAND 1.1%
    Government of New Zealand, 6.00%, 11/15/11 ......................................          18,273,000   NZD         14,116,125
                                                                                                                   ---------------
    NORWAY 2.7%
    Government of Norway,
      5.50%, 5/15/09 ................................................................         146,550,000   NOK         28,250,588
      6.50%, 5/15/13 ................................................................          23,500,000   NOK          4,965,249
                                                                                                                   ---------------
                                                                                                                        33,215,837
                                                                                                                   ---------------
    PERU 3.2%
    Government of Peru,
      7.84%, 8/12/20 ................................................................          32,200,000   PEN         12,100,001
      Series 7, 8.60%, 8/12/17 ......................................................          61,545,000   PEN         24,417,188
    Peru Bond Soberano, 9.91%, 5/05/15 ..............................................           6,500,000   PEN          2,734,345
                                                                                                                   ---------------
                                                                                                                        39,251,534
                                                                                                                   ---------------
    PHILIPPINES 0.1%
  h Government of the Philippines, Reg S, 9.125%, 2/22/10 ...........................             770,000   EUR          1,259,271
                                                                                                                   ---------------
    POLAND 3.0%
    Government of Poland,
      6.00%, 5/24/09 ................................................................          27,500,000   PLN         11,794,443
      5.75%, 9/23/22 ................................................................          60,500,000   PLN         25,564,632
                                                                                                                   ---------------
                                                                                                                        37,359,075
                                                                                                                   ---------------
    SOUTH KOREA 11.1%
    Korea Deposit Insurance Corp.,
      07-1, 5.57%, 9/14/12 ..........................................................       7,200,000,000   KRW          7,807,705
      08-1, 5.28%, 2/15/13 ..........................................................       1,232,000,000   KRW          1,312,018


                                                          Semiannual Report | 11

Templeton Global Income Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT a            VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    SOUTH KOREA (CONTINUED)
    Korea Treasury Bond,
      5.25%, 9/10/12 ................................................................      15,946,000,000 KRW      $    17,120,346
      5.00%, 9/10/16 ................................................................       4,656,000,000 KRW            4,898,707
      5.50%, 9/10/17 ................................................................      77,022,600,000 KRW           83,813,066
      5.25%, 3/10/27 ................................................................      19,170,000,000 KRW           20,470,040
                                                                                                                   ---------------
                                                                                                                       135,421,882
                                                                                                                   ---------------
  j SUPRANATIONAL 7.7%
    European Bank For Reconstruction & Development, senior note, 5.10%, 6/12/09 .....         125,000,000 PLN           53,456,903
  c European Investment Bank, senior note, FRN, 0.75%, 9/21/11 ......................       2,000,000,000 JPY           19,256,873
    Inter-American Development Bank,
      6.00%, 12/15/17 ...............................................................           6,000,000 NZD            4,291,699
      senior note, 7.50%, 12/05/24 ..................................................         185,000,000 MXN           16,646,415
                                                                                                                   ---------------
                                                                                                                        93,651,890
                                                                                                                   ---------------
    SWEDEN 10.6%
    Government of Sweden,
      5.00%, 1/28/09 ................................................................         518,600,000 SEK           84,830,833
      6.50%, 5/05/08 ................................................................         184,600,000 SEK           30,064,434
    g Strip, 9/17/08 ................................................................          91,000,000 SEK           14,440,385
                                                                                                                   ---------------
                                                                                                                       129,335,652
                                                                                                                   ---------------
    UNITED STATES 0.5%
    FNMA, 1.75%, 3/26/08 ............................................................         660,000,000 JPY            6,356,503
                                                                                                                   ---------------
    TOTAL BONDS (COST $1,004,118,966) ...............................................                                1,109,960,829
                                                                                                                   ---------------

                                                                                          ------------------
                                                                                            NOTIONAL AMOUNT
                                                                                          ------------------
  k OPTIONS PURCHASED 0.0% l
    PUTS
    BRAZIL 0.0% l
  m Brazilian Real Put, strike price 1.9 BRL, expiration date 4/17/08 ...............     $       100,000                      197
  m Brazilian Real Put, strike price 2.05 BRL, expiration date 1/20/09 ..............             100,000                    2,090
                                                                                                                   ---------------
    TOTAL OPTIONS PURCHASED (COST $5,130) ...........................................                                        2,287
                                                                                                                   ---------------
    TOTAL LONG TERM INVESTMENTS (COST $1,004,124,096) ...............................                                1,109,963,116
                                                                                                                   ---------------

                                                                                          ------------------
                                                                                          PRINCIPAL AMOUNT a
                                                                                          ------------------
    SHORT TERM INVESTMENTS 8.0%
    FOREIGN GOVERNMENT SECURITIES 5.5%
    EGYPT 4.6%
d,g Egypt Treasury Bills,
      6/24/08 - 2/24/09 .............................................................         244,925,000 EGP           43,194,253
      12/16/08 ......................................................................          75,050,000 EGP           12,983,563
                                                                                                                   ---------------
                                                                                                                        56,177,816
                                                                                                                   ---------------


12 | Semiannual Report

Templeton Global Income Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT a            VALUE
----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MALAYSIA 0.7%
    Government of Malaysia,
      7.60%, 3/15/08 ................................................................           1,540,000 MYR      $       482,681
      3.562%, 7/15/08 ...............................................................           7,435,000 MYR            2,328,396
  g Malaysia Treasury Bills, 5/15/08 - 6/17/08 ......................................          20,670,000 MYR            6,418,093
                                                                                                                   ---------------
                                                                                                                         9,229,170
                                                                                                                   ---------------
    NORWAY 0.2%
  g Norway Treasury Bills, 6/18/08 - 9/17/08 ........................................          10,680,000 NOK            1,996,058
                                                                                                                   ---------------
    TOTAL FOREIGN GOVERNMENT SECURITIES (COST $65,497,033) ..........................                                   67,403,044
                                                                                                                   ---------------
    TOTAL INVESTMENTS BEFORE MONEY MARKET FUND (COST $1,069,621,129) ................                                1,177,366,160
                                                                                                                   ---------------

                                                                                          ---------------
                                                                                               SHARES
                                                                                          ---------------
    MONEY MARKET FUND (COST $30,083,920) 2.5%
    UNITED STATES 2.5%
  n Franklin Institutional Fiduciary Trust Money Market Portfolio, 3.13% ............          30,083,920               30,083,920
                                                                                                                   ---------------
    TOTAL INVESTMENTS (COST $1,099,705,049) 98.8% ...................................                                1,207,450,080
    NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 1.6% ..........................                                   19,664,305
    OTHER ASSETS, LESS LIABILITIES (0.4)% ...........................................                                   (4,589,533)
                                                                                                                   ---------------
    NET ASSETS 100.0% ...............................................................                              $ 1,222,524,852
                                                                                                                   ===============

CURRENCY ABBREVIATIONS

AUD  - Australian Dollar
BRL  - Brazilian Real
CAD  - Canadian Dollar
CHF  - Swiss Franc
EGP  - Egyptian Pound
EUR  - Euro
IDR  - Indonesian Rupiah
JPY  - Japanese Yen
KRW  - South Korean Won
MXN  - Mexican Peso
MYR  - Malaysian Ringgit
NOK  - Norwegian Krone
NZD  - New Zealand Dollar
PEN  - Peruvian Nuevo Sol
PLN  - Polish Zloty
SEK  - Swedish Krona

SELECTED PORTFOLIO ABBREVIATIONS

FNMA - Federal National Mortgage Association
FRN  - Floating Rate Note


                                                          Semiannual Report | 13

Templeton Global Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

a The principal amount is stated in U.S. dollars unless otherwise indicated.

b The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

c The coupon rate shown represents the rate at period end.

d A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).

e Principal amount is stated in 1,000 Brazilian Real Units.

f Redemption price at maturity is adjusted for inflation. See Note 1(g).

g The security is traded on a discount basis with no stated coupon rate.

h Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At February 29, 2008, the aggregate value of these securities was $15,895,771, representing 1.30% of net assets.

i Principal amount is stated in 100 Mexican Peso Units.

j A supranational organization is an entity formed by two or more central governments through international treaties.

k See Note 1(e) regarding options.

l Rounds to less than 0.1% of net assets.

m Non-income producing for the twelve months ended February 29, 2008.

n See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


14 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Global Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2008 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...............................................................   $ 1,069,621,129
      Cost - Sweep Money Fund (Note 7) ..........................................................        30,083,920
                                                                                                    ---------------
      Total cost of investments .................................................................   $ 1,099,705,049
                                                                                                    ===============
      Value - Unaffiliated Issuers ..............................................................     1,177,366,160
      Value - Sweep Money Fund (Note 7) .........................................................        30,083,920
                                                                                                    ---------------
      Total value of investments ................................................................     1,207,450,080
   Foreign currency, at value (cost $7,501,200) ................................................          7,524,478
   Receivables:
      Investment securities sold ................................................................           433,969
      Capital shares issued .....................................................................           694,156
      Dividends and interest ....................................................................        20,143,520
   Unrealized gain on forward exchange contracts (Note 8) .......................................        26,459,988
                                                                                                    ---------------
         Total assets ...........................................................................     1,262,706,191
                                                                                                    ---------------
Liabilities:
   Payables:
      Investment securities purchased ...........................................................        32,257,552
      Affiliates ................................................................................           585,575
   Funds advanced by custodian ..................................................................            37,256
   Unrealized loss on forward exchange contracts (Note 8) .......................................         6,795,683
   Accrued expenses and other liabilities .......................................................           505,273
                                                                                                    ---------------
         Total liabilities ......................................................................        40,181,339
                                                                                                    ---------------
            Net assets, at value ................................................................   $ 1,222,524,852
                                                                                                    ===============

Net assets consist of:
   Paid-in capital ..............................................................................   $ 1,084,511,942
   Distributions in excess of net investment income .............................................       (26,338,264)
   Net unrealized appreciation (depreciation) ...................................................       126,967,572
   Accumulated net realized gain (loss) .........................................................        37,383,602
                                                                                                    ===============
            Net assets, at value ................................................................   $ 1,222,524,852
                                                                                                    ===============
   Shares outstanding ...........................................................................       130,952,701
                                                                                                    ===============
   Net asset value per share ....................................................................   $          9.34
                                                                                                    ===============


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Templeton Global Income Fund

STATEMENT OF OPERATIONS
for the six months ended February 29, 2008 (unaudited)

Investment income:
   Dividends - Sweep Money Fund (Note 7) ........................................................   $       673,013
   Interest (net of foreign taxes of $1,005,506) ................................................        31,849,668
                                                                                                    ---------------
         Total investment income ................................................................        32,522,681
                                                                                                    ---------------
Expenses:
   Management fees (Note 3a) ....................................................................         2,967,999
   Administrative fees (Note 3b) ................................................................           735,003
   Transfer agent fees ..........................................................................           139,985
   Custodian fees (Note 4) ......................................................................           449,010
   Reports to shareholders ......................................................................            67,567
   Registration and filing fees .................................................................            60,294
   Professional fees ............................................................................            35,066
   Directors' fees and expenses .................................................................            45,688
   Other ........................................................................................            10,907
                                                                                                    ---------------
         Total expenses .........................................................................         4,511,519
         Expense reductions (Note 4) ............................................................           (16,919)
                                                                                                    ---------------
            Net expenses ........................................................................         4,494,600
                                                                                                    ---------------
               Net investment income ............................................................        28,028,081
                                                                                                    ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...............................................................................        55,060,044
      Foreign currency transactions .............................................................         8,143,378
                                                                                                    ---------------
            Net realized gain (loss) ............................................................        63,203,422
                                                                                                    ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...............................................................................        51,094,159
      Translation of assets and liabilities denominated in foreign currencies ...................        15,563,177
                                                                                                    ---------------
            Net change in unrealized appreciation (depreciation) ................................        66,657,336
                                                                                                    ---------------
Net realized and unrealized gain (loss) .........................................................       129,860,758
                                                                                                    ---------------
Net increase (decrease) in net assets resulting from operations .................................   $   157,888,839
                                                                                                    ===============


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Global Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               ------------------------------------
                                                                                                SIX MONTHS ENDED
                                                                                               FEBRUARY 29, 2008      YEAR ENDED
                                                                                                  (UNAUDITED)      AUGUST 31, 2007
                                                                                               ------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .................................................................  $      28,028,081   $    52,159,912
      Net realized gain (loss) from investments and foreign currency transactions ...........         63,203,422        86,430,721
      Net change in unrealized appreciation (depreciation) on investments and translation
         of assets and liabilities denominated in foreign currencies ........................         66,657,336       (19,770,670)
                                                                                               ------------------------------------
            Net increase (decrease) in net assets resulting from operations .................        157,888,839       118,819,963
                                                                                               ------------------------------------

   Distributions to shareholders from net investment income and net realized foreign
      currency gains ........................................................................       (107,158,120)     (117,111,037)
   Capital share transactions: (Note 2) .....................................................          1,380,393         6,855,066
                                                                                               ------------------------------------
            Net increase (decrease) in net assets ...........................................         52,111,112         8,563,992
Net assets:
   Beginning of period ......................................................................      1,170,413,740     1,161,849,748
                                                                                               ------------------------------------
   End of period ............................................................................  $   1,222,524,852   $ 1,170,413,740
                                                                                               ------------------------------------
Undistributed net investment income (distributions in excess of net investment income)
   included in net assets:
   End of period ............................................................................  $     (26,338,264)  $    52,791,775
                                                                                               ====================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Templeton Global Income Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a non-diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


18 | Semiannual Report

Templeton Global Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                                                          Semiannual Report | 19

Templeton Global Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities, currencies, or other financial instruments at a specified price or for a fixed currency amount. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or


20 | Semiannual Report

Templeton Global Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 29, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                            -------------------------------------------------
                                                SIX MONTHS ENDED             YEAR ENDED
                                                FEBRUARY 29, 2008         AUGUST 31, 2007
                                            -------------------------------------------------
                                            SHARES         AMOUNT      SHARES        AMOUNT
                                            -------------------------------------------------
Shares issued for reinvestment of
   distributions .........................  147,761      $1,380,393    759,079     $6,855,066

The Fund's Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Through February 29, 2008, the Fund had repurchased a total of 11,210,400 shares. During the periods ended August 31, 2007 and February 29, 2008, there were no shares repurchased.


                                                          Semiannual Report | 21

Templeton Global Income Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                           AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                   Investment manager
Franklin Templeton Services, LLC (FT Services)       Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE         NET ASSETS
--------------------------------------------------------------------------------
      0.550%                Up to and including $200 million
      0.500%                Over $200 million, up to and including $1 billion
      0.480%                Over $1 billion, up to and including $5 billion
      0.460%                Over $5 billion, up to and including $10 billion
      0.440%                Over $10 billion, up to and including $15 billion
      0.420%                Over $15 billion, up to and including $20 billion
      0.400%                In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE         NET ASSETS
--------------------------------------------------------------------------------
      0.150%                Up to and including $200 million
      0.135%                Over $200 million, up to and including $700 million
      0.100%                In excess of $700 million

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 29, 2008, the custodian fees were reduced as noted in the Statement of Operations.


22 | Semiannual Report

Templeton Global Income Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2007, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2010 .....................................................   $    20,180,785
   2011 .....................................................         4,209,282
                                                                ---------------
                                                                $    24,390,067
                                                                ===============

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2007, the Fund deferred realized capital losses of $1,352,485.

At February 29, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................................   $ 1,105,778,865
                                                                ===============

Unrealized appreciation .....................................   $   103,422,246
Unrealized depreciation .....................................        (1,751,031)
                                                                ---------------
Net unrealized appreciation (depreciation) ..................   $   101,671,215
                                                                ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 29, 2008, aggregated $478,522,964 and $448,716,651, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                                                          Semiannual Report | 23

Templeton Global Income Fund

8. FORWARD EXCHANGE CONTRACTS

At February 29, 2008, the Fund had the following forward exchange contracts outstanding:

                                           ----------------------------------------------------------
                                              CONTRACT         SETTLEMENT    UNREALIZED   UNREALIZED
                                              AMOUNT a            DATE          GAIN         LOSS
                                           ----------------------------------------------------------
CONTRACTS TO BUY
   190,000,000   New Zealand Dollar ....      36,380,835         3/07/08    $    28,721   $        --
   345,000,000   Japanese Yen ..........       2,925,960         6/30/08        417,040            --
 1,350,000,000   Japanese Yen ..........      11,589,475         7/18/08      1,502,094            --
   647,291,600   Japanese Yen ..........       5,800,000         8/20/08        486,126            --
   321,024,200   Japanese Yen ..........       2,900,000         8/25/08        218,284            --
   223,340,000   Japanese Yen ..........       2,010,261         9/04/08        160,051            --
   225,000,000   Indian Rupee ..........       7,816,843 NZD     9/24/08             --      (399,285)
   538,227,400   Japanese Yen ..........       4,880,000         9/25/08        354,666            --
   803,615,400   Japanese Yen ..........       7,245,000         9/26/08        571,079            --
   779,666,250   Kazakhstani Tenge .....       6,150,000        10/10/08         16,316            --
   314,875,000   Chilean Peso ..........         625,000        10/20/08         57,804            --
   141,373,750   Chilean Peso ..........         280,000        10/22/08         26,577            --
   252,100,000   Chilean Peso ..........         500,000        10/23/08         46,701            --
     3,571,898   Swiss Franc ...........       3,100,000        10/27/08        330,070            --
   412,800,000   Kazakhstani Tenge .....       3,225,000        11/03/08         22,575            --
 1,730,664,000   Japanese Yen ..........      15,600,000        11/04/08      1,259,191            --
    10,600,000   Swiss Franc ...........       9,591,241        11/06/08        587,393            --
 1,950,000,000   Japanese Yen ..........      17,934,333        11/13/08      1,068,416            --
 1,508,082,050   Japanese Yen ..........      14,224,505        11/14/08        472,347            --
 4,318,461,667   Japanese Yen ..........      40,427,464        12/02/08      1,688,149            --
     5,170,000   Euro ..................      19,103,150 RON    12/03/08        422,698            --
     4,310,000   Euro ..................      15,630,215 RON    12/04/08        466,623            --
   543,250,000   Japanese Yen ..........       5,082,708        12/05/08        215,951            --
 1,664,019,000   Kazakhstani Tenge .....      12,810,000        12/22/08        133,772            --
 1,056,356,000   Kazakhstani Tenge .....       8,236,694         1/16/09             --       (68,677)
 1,946,000,000   Kazakhstani Tenge .....      15,203,125         1/20/09             --      (170,487)
   128,800,000   Japanese Yen ..........       1,234,284         1/22/09         24,403            --
     3,024,013   Peruvian Nuevo Sol ....      11,778,504 MXN     1/22/09          6,253            --
    47,978,579   Malaysian Ringgit .....      14,941,943         1/23/09             --       (11,392)
    28,641,145   Singapore Dollar ......      20,469,658         1/23/09        269,008            --
     9,301,302   Australian Dollar .....       7,905,177         1/30/09        334,960            --
    89,650,000   Swedish Krona .........      13,858,616         1/30/09        432,032            --
   832,775,000   Indian Rupee ..........      26,988,728 NZD     2/27/09        501,037            --


24 | Semiannual Report

Templeton Global Income Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                           ----------------------------------------------------------
                                              CONTRACT         SETTLEMENT    UNREALIZED   UNREALIZED
                                              AMOUNT a            DATE          GAIN         LOSS
                                           ----------------------------------------------------------
CONTRACTS TO SELL
    16,563,648   New Zealand Dollar ....     527,883,468 INR     4/28/08    $   136,387   $        --
    52,217,395   Mexican Peso ..........   2,423,304,878 CLP     5/16/08        466,276            --
    36,225,716   Mexican Peso ..........   1,661,717,052 CLP     5/20/08        281,002            --
    50,000,000   Mexican Peso ..........     188,725,000 INR     5/21/08        108,186            --
    70,037,979   Mexican Peso ..........     760,290,277 KZT     5/27/08             --      (275,972)
    60,216,771   Mexican Peso ..........     652,292,150 KZT     5/29/08             --      (249,363)
    29,507,162   Mexican Peso ..........   1,353,641,068 CLP     6/12/08        230,642            --
    25,000,000   Mexican Peso ..........       2,245,677         7/28/08             --       (46,180)
    11,063,812   Mexican Peso ..........     503,071,544 CLP     9/15/08         82,334            --
    67,519,638   Mexican Peso ..........   3,085,053,304 CLP    10/01/08        548,638            --
    67,232,921   Mexican Peso ..........   3,061,511,579 CLP    10/02/08        524,530            --
 3,844,304,900   South Korean Won ......       4,665,135 CHF    11/13/08        396,161            --
 5,536,655,000   South Korean Won ......       6,832,087 CHF    11/17/08        679,473            --
    29,900,000   Romanian Leu-New ......      66,311,821 NOK    11/17/08        907,292            --
23,799,300,000   South Korean Won ......      28,063,107 CHF    11/25/08      1,669,502            --
 4,455,360,000   South Korean Won ......       5,302,801 CHF    11/26/08        359,839            --
11,930,418,000   South Korean Won ......      14,207,831 CHF    11/28/08        971,552            --
 4,542,277,200   South Korean Won ......       5,492,675 CHF    12/02/08        450,009            --
14,416,140,000   South Korean Won ......      17,258,431 CHF    12/03/08      1,261,199            --
     2,470,410   Euro ..................     387,701,205 JPY    12/08/08         75,347            --
    22,879,675   Romanian Leu-New ......      59,057,475 SEK    12/15/08        669,226            --
    55,441,133   Mexican Peso ..........       4,854,953         1/22/09             --      (114,466)
    30,997,821   Mexican Peso ..........     107,782,523 INR     1/22/09             --       (89,837)
     6,992,355   Euro ..................      10,194,504         1/28/09             --      (279,627)
     9,788,453   Euro ..................      14,264,563         1/29/09             --      (397,485)
26,940,885,209   South Korean Won ......      28,307,277         1/30/09             --      (287,916)
 3,964,380,685   South Korean Won ......       4,513,338 CHF     1/30/09        124,902            --
     2,795,469   Euro ..................       4,099,835         2/04/09             --       (86,670)
    65,715,289   Mexican Peso ..........       5,801,650         2/06/09             --       (77,275)
    32,149,105   Mexican Peso ..........       2,841,156         2/09/09             --       (33,805)
    25,511,568   Romanian Leu-New ......     168,025,426 CZK     2/12/09        349,473            --
     9,325,755   Romanian Leu-New ......      61,718,779 CZK     2/17/09        147,898            --
     4,433,751   Euro ..................       6,404,776         2/19/09             --      (232,028)
    31,225,928   Euro ..................      45,388,109         2/23/09             --    (1,347,427)
    31,225,928   Euro ..................   4,803,984,119 JPY     2/23/09        271,329            --
    10,408,643   Euro ..................      15,212,232         2/25/09             --      (365,280)
 4,213,560,000   South Korean Won ......       4,440,000         2/25/09             --       (31,252)
    20,817,285   Euro ..................   3,205,789,029 JPY     2/25/09        216,063            --
    20,817,286   Euro ..................      30,435,288         2/26/09             --      (718,736)
    10,408,643   Euro ..................   1,596,342,351 JPY     2/26/09         45,041            --
    67,656,178   Euro ..................      99,795,984         2/27/09             --    (1,451,344)
 4,206,056,400   South Korean Won ......       4,440,000         2/27/09             --       (23,210)
    65,279,583   Mexican Peso ..........       5,801,598         2/27/09             --       (22,556)
    46,838,891   Euro ..................   7,282,833,439 JPY     2/27/09      1,179,496            --
     6,663,669   Romanian Leu-New ......      43,173,911 CZK     2/27/09         53,879            --


                                                          Semiannual Report | 25

Templeton Global Income Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                           -----------------------------------------------------------
                                              CONTRACT         SETTLEMENT   UNREALIZED    UNREALIZED
                                              AMOUNT a            DATE         GAIN          LOSS
                                           -----------------------------------------------------------
CONTRACTS TO SELL (CONTINUED)
    65,781,104   Mexican Peso ..........       5,857,884         3/03/09    $        --   $    (7,994)
    10,408,642   Euro ..................      15,602,138         3/03/09         27,627            --
    15,612,962   Euro ..................      23,355,848         3/04/09             --        (7,419)
 4,183,368,000   South Korean Won ......       4,440,000         3/04/09            945            --
UNREALIZED GAIN (LOSS) ON OFFSETTING FORWARD EXCHANGE CONTRACTS .........     2,105,403            --
                                                                            --------------------------
UNREALIZED GAIN (LOSS) ON FORWARD EXCHANGE CONTRACTS ....................   $26,459,988   $(6,795,683)
                                                                            --------------------------
   NET UNREALIZED GAIN (LOSS) ON FORWARD EXCHANGE CONTRACTS .............   $19,664,305
                                                                            ===========

a In U.S. Dollar unless otherwise indicated.

CURRENCY ABBREVIATIONS

CHF - Swiss Franc
CLP - Chilean Peso
COP - Colombian Peso
CZK - Czech Koruna
INR - Indian Rupee
JPY - Japanese Yen
KRW - South Korean Won
KZT - Kazakhstani Tenge
MXN - Mexican Peso
NOK - Norwegian Krone
NZD - New Zealand Dollar
RON - Romanian Leu-New
SEK - Swedish Krona

9. CREDIT RISK

The Fund has 19.26% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

10. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


26 | Semiannual Report

Templeton Global Income Fund

11. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (SEC), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (marketing support), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the Company), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Funds, it is committed to making the Funds or their shareholders whole, as appropriate.

12. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" (FIN 48), on February 29, 2008. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has reviewed the tax positions for each of the three open tax years as of August 31, 2007 and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.


                                                          Semiannual Report | 27

Templeton Global Income Fund

12. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


28 | Semiannual Report

Templeton Global Income Fund

ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 22, 2008

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on February 22, 2008. The purpose of the meeting was to elect four Trustees of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Ann Torre Bates, Edith E. Holiday, Frank A. Olson and Constantine D. Tseretopoulos.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of four Trustees:

-----------------------------------------------------------------------------------------------
                                                      % OF                                % OF
                                                     SHARES                             SHARES
                                        % OF        PRESENT                  % OF       PRESENT
                                      OUTSTANDING     AND                 OUTSTANDING     AND
TERM EXPIRING 2011         FOR         SHARES        VOTING    WITHHELD     SHARES       VOTING
-----------------------------------------------------------------------------------------------
Edith E. Holiday ....   109,538,943      83.70%      98.09%   2,136,742      1.63%       1.91%
Frank A. Olson ......   109,421,633      83.61%      97.98%   2,254,052      1.72%       2.02%
Constantine D.
   Tseretopoulos ....   109,378,721      83.57%      97.94%   2,296,964      1.76%       2.06%
-----------------------------------------------------------------------------------------------
TERM EXPIRING 2009
-----------------------------------------------------------------------------------------------
Ann Torre Bates .....   109,569,992      83.72%      98.11%   2,105,693      1.61%       1.89%

* Harris J. Ashton, Frank J. Crothers, Charles B. Johnson, Gregory E. Johnson, David W. Niemiec, Larry D. Thompson and Robert E. Wade are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


                                                          Semiannual Report | 29

Templeton Global Income Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; share dividends and capital gains distributions will be reinvested automatically; BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA, 15252-8035, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on NYSE Euronext (formerly the New York Stock Exchange) or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to BNY Mellon Shareowner Services, P.O. Box 382009, Pittsburgh, PA, 15252-8009,
Attention: Templeton Global Income Fund. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on NYSE Euronext or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fee for a sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share.


30 | Semiannual Report

Templeton Global Income Fund

TRANSFER AGENT

BNY Mellon Shareowner Services
P.O. Box 358015
Pittsburgh, PA 15252-8015
1-800-416-5585
www.bnymellon.com

DIRECT REGISTRATION

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at BNY Mellon Shareowner Services through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book-entry transactions, to electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminates the possibility of lost certificates. For additional information, please contact BNY Mellon Shareowner Services at 1-800-416-5585.

SHAREHOLDER INFORMATION

Shares of Templeton Global Income Fund are traded on NYSE Euronext under the symbol "GIM." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the "NYSE Euronext Composite Transactions" section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with Investor ServiceDirect(R). For information go to BNY Mellon Shareowner Services' web site at https://vault.bnymellon.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Global Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


                                                          Semiannual Report | 31

TEMPLETON GLOBAL INCOME FUND

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2007. Additionally, the Fund expects to file, on or about April 30, 2008, such certifications with its Form N-CSRS for the six months ended February 29, 2008.


32 | Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Franklin India Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Opportunities Fund 2
Franklin Small Cap Growth Fund 3
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 4
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Focused Core Equity Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 5
Franklin Floating Rate  Daily Access Fund
Franklin High Income Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 5
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund
Templeton Income Fund
Templeton International Bond Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

2. Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

3. Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


04/08                                          Not part of the semiannual report

      [LOGO](R)                 100 Fountain Parkway
 FRANKLIN TEMPLETON             P.O. Box 33030
     INVESTMENTS                St. Petersburg, FL 33733-8030

SEMIANNUAL REPORT

TEMPLETON GLOBAL
INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

TRANSFER AGENT

BNY Mellon Shareowner Services
P.O. Box 358015
Pittsburgh, PA 15252-8015
Toll free number: 1-800/416-5585
Hearing Impaired phone number: 1-800/231-5469
Foreign Shareholders phone number: 201/680-6578 www.melloninvestor.com/isd

FUND INFORMATION

1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLGIM S2008 04/08


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.      N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

ITEM 6. SCHEDULE OF INVESTMENTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of trusteesor a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on Sections 12(d)(1) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INCOME FUND

By /s/GALEN G. VETTER
  -----------------------------
Galen G. Vetter
Chief Executive Officer -
  Finance and Administration
Date:  April 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/GALEN G. VETTER
  -----------------------------
Galen G. Vetter
Chief Executive Officer -
  Finance and Administration
Date:  April 28, 2008

By /s/LAURA F. FERGERSON
  -----------------------------
Laura F. Fergerson
Chief Financial Officer and
Chief Accounting Officer
Date:  April 28, 2008